Long-term Investments	12 Months Ended
Dec. 31, 2012
Long-term investments [Abstract]
Long-term investments

3.Long-term Investments

At December 31, 2012 and 2011, the Company held 125,000 common shares at a total cost of $1,000 in a private U.S. company which undertakes research into synthetic genomic processes which may have a beneficial environmental impact within the energy and maritime industries. Management has determined that there has been no impairment to the cost of this investment since its acquisition in 2007. A Director of the Company is a former officer and currently a shareholder and a consultant of this company. No income was received from this investment during 2012, 2011 and 2010.